Exhibit 4.36

Equity Transfer Agreement

This Equity Transfer Agreement (this “Agreement”) is entered into as of May 3, 2016 in Beijing, PRC by and between:

Party A: Jiping Liu (Transferor)

ID No.:

Address:

Party B: Zhixiang Liang (Transferee)

ID No.:

Address:

The Parties above are collectively referred to as the “Parties,” individually as a “Party.”

WHEREAS

(1)	Party A holds 80% equity interests in Beijing Perusal Technology Co., Ltd. (the “Company”), representing a capital contribution of RMB100,400;

(2)	Party A is willing to transfer to Party B part of its capital contribution in the Company amounting to RMB627,500,000, representing 50% equity interests of the Company (the “Subject Equity”); and

(3)	Party B intends to accept the transfer of the Subject Equity.

Upon friendly consultation, the Parties agree as follows:

1.	Transfer of Target Equity

1.1	Party A agrees to transfer to Party B, and Party B agrees to accept the transfer of, 50% of the equity interests it holds in the Company, at a price of RMB645,940,000 (the “Transfer Price”).

1.2	Party B agrees to pay the Transfer Price to Party A in one lump sum within three months after this Agreement takes effect.

1.3

The Parties shall take all necessary actions and execute all necessary documents to complete the procedures for shareholder change registration, including but not limited to filing a change application to the AIC, amending the Company’s articles of association, and going through relevant change registration procedures.

1.4

The closing date of the equity transfer shall be the date on which the AIC change registration procedures are completed. As of the closing date Party A will cease to own, and Party B will become a shareholder of the Company and start to own, the Subject Equity and all rights and interests affiliated therewith, and Party B shall exercise its rights and fulfill its obligations and duties in accordance with the Company’s articles of association.

2.	Warranties

Party A warrants that the equity interests it intends to transfer to Party B are legally owned by Party A and Party A has full right of disposal on such equity. Party A further guarantees that the equity transferred is free of any mortgage, pledge or guarantee or any claims from any third party. otherwise all liabilities thus arising shall be borne by Party A.

3.	Expenses, Costs and Taxes

All costs and taxes incurred by the Parties in connection with the execution and performance of this Agreement shall be borne by the Parties respectively; all expenses relating to registration shall be borne by the Company.

4.	Liabilities for Breach

If either Party materially breaches any provision provided hereunder, the non-defaulting Party may terminate this Agreement and claim damages against the defaulting Party. This Article will not affect any other right entitled by either Party in accordance with the law.

5.	Governing Law and Dispute Resolution

5.1

The conclusion, validity, interpretation, performance, amendment and termination of this Agreement as well as the resolution of disputes hereunder shall be governed by the laws of the People’s Republic of China.

5.2

Any disputes arising from the interpretation and performance of the terms hereunder shall first be resolved by the Parties through consultation in good faith. In case of a failure to reach an agreement to resolve a dispute between the Parties within thirty (30) days after a Party makes the request of consultation in writing, either Party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be held in Beijing. The arbitral award shall be final and binding upon both Parties.

5.3

In the occurrence of any dispute arising as a result of interpretation and performance of this Agreement or during the process of arbitration, each Party shall continue to exercise its other rights and fulfill its other obligations hereunder.

6.	Miscellaneous

6.1

The Parties may amend and supplement this Agreement in writing. The agreements to amend and/or supplement this Agreement between the Parties constitute integral parts of this Agreement and shall have equal legal effect as this Agreement.

6.2

Should any one or more provisions hereunder be held invalid, void or unenforceable in any respect in accordance with any law or regulation, the validity, legality or enforceability of the other provisions hereof will not be affected or prejudiced in any respect. The Parties shall negotiate in faith to seek to replace such invalid, void or unenforceable provision(s) with valid one(s) to the maximum extent permissible by the law and closest to the expectations of the Parties, to accomplish an economic effect as similar as possible.

6.3

This Agreement shall be concluded as of the date on which both Parties affix their signatures and seals, and shall become effective as of the date on which the approval authority renders its approval till the date on which both Parties complete their respective obligations hereunder.

6.4

This Agreement is made in five counterparts, one for each Party, one retained by the Company and the other two shall be filed to relevant approval authority for record. All counterparts shall be equally binding.

[Remainder of the page intentionally left blank]

(Signature page of the Equity Transfer Agreement)

IN WITNESS WHEREOF, each party hereto has executed this Equity Transfer Agreement as of the date first written above.

Party A: Jiping Liu

Signature:	/s/ Jiping Liu

Party B: Zhixiang Liang

Signature:	/s/ Zhixiang Liang

Equity Transfer Agreement

This Equity Transfer Agreement (this “Agreement”) is entered into as of May 3, 2016 in Beijing, PRC by and between:

Party A: Jiping Liu (Transferor)

ID No.:

Address: 201 Block N, Portofino Lake Garden, Shahe, Nanshan District, Shenzhen, Guangdong Province

Party B: Xiaodong Wang (Transferee)

ID No.:

Address:

The Parties above are collectively referred to as the “Parties,” individually as a “Party.”

WHEREAS

(1)	Party A holds 80% equity interests in Beijing Perusal Technology Co., Ltd. (the “Company”), representing a capital contribution of RMB100,400;

(2)	Party A is willing to transfer to Party B part of its capital contribution in the Company amounting to RMB376,500,000, representing 30% equity interests of the Company (the “Subject Equity”); and

(3)	Party B intends to accept the transfer of the Subject Equity.

Upon friendly consultation, the Parties agree as follows:

1.	Transfer of Target Equity

1.1	Party A agrees to transfer to Party B, and Party B agrees to accept the transfer of, 30% of the equity interests it holds in the Company, at a price of RMB387,560,000 (the “Transfer Price”).

1.2	Party B agrees to pay the Transfer Price to Party A in one lump sum within three months after this Agreement takes effect.

1.3

The Parties shall take all necessary actions and execute all necessary documents to complete the procedures for shareholder change registration, including but not limited to filing a change application to the AIC, amending the Company’s articles of association, and going through relevant change registration procedures.

1.4

The closing date of the equity transfer shall be the date on which the AIC change registration procedures are completed. As of the closing date Party A will cease to own, and Party B will become a shareholder of the Company and start to own, the Subject Equity and all rights and interests affiliated therewith, and Party B shall exercise its rights and fulfill its obligations and duties in accordance with the Company’s articles of association.

2.	Warranties

Party A warrants that the equity interests it intends to transfer to Party B are legally owned by Party A and Party A has full right of disposal on such equity. Party A further guarantees that the equity transferred is free of any mortgage, pledge or guarantee or any claims from any third party. otherwise all liabilities thus arising shall be borne by Party A.

3.	Expenses, Costs and Taxes

All costs and taxes incurred by the Parties in connection with the execution and performance of this Agreement shall be borne by the Parties respectively; all expenses relating to registration shall be borne by the Company.

4.	Liabilities for Breach

If either Party materially breaches any provision provided hereunder, the non-defaulting Party may terminate this Agreement and claim damages against the defaulting Party. This Article will not affect any other right entitled by either Party in accordance with the law.

5.	Governing Law and Dispute Resolution

5.1

The conclusion, validity, interpretation, performance, amendment and termination of this Agreement as well as the resolution of disputes hereunder shall be governed by the laws of the People’s Republic of China.

5.2

Any disputes arising from the interpretation and performance of the terms hereunder shall first be resolved by the Parties through consultation in good faith. In case of a failure to reach an agreement to resolve a dispute between the Parties within thirty (30) days after a Party makes the request of consultation in writing, either Party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be held in Beijing. The arbitral award shall be final and binding upon both Parties.

5.3

In the occurrence of any dispute arising as a result of interpretation and performance of this Agreement or during the process of arbitration, each Party shall continue to exercise its other rights and fulfill its other obligations hereunder.

6.	Miscellaneous

6.1

The Parties may amend and supplement this Agreement in writing. The agreements to amend and/or supplement this Agreement between the Parties constitute integral parts of this Agreement and shall have equal legal effect as this Agreement.

6.2

Should any one or more provisions hereunder be held invalid, void or unenforceable in any respect in accordance with any law or regulation, the validity, legality or enforceability of the other provisions hereof will not be affected or prejudiced in any respect. The Parties shall negotiate in faith to seek to replace such invalid, void or unenforceable provision(s) with valid one(s) to the maximum extent permissible by the law and closest to the expectations of the Parties, to accomplish an economic effect as similar as possible.

6.3

This Agreement shall be concluded as of the date on which both Parties affix their signatures and seals, and shall become effective as of the date on which the approval authority renders its approval till the date on which both Parties complete their respective obligations hereunder.

6.4

This Agreement is made in five counterparts, one for each Party, one retained by the Company and the other two shall be filed to relevant approval authority for record. All counterparts shall be equally binding.

[Remainder of the page intentionally left blank]

[Signature page of the Equity Transfer Agreement]

IN WITNESS WHEREOF, each party hereto has executed this Equity Transfer Agreement as of the date first written above.

Party A: Jiping Liu

Signature:	/s/ Jiping Liu

Party B: Xiaodong Wang

Signature:	/s/ Xiaodong Wang

Equity Transfer Agreement

This Equity Transfer Agreement (this “Agreement”) is entered into as of May 3, 2016 in Beijing, PRC by and between:

Party A: Yazhu Zhang (Transferor)

ID No.:

Address: 201 Block N, Portofino Lake Garden, Shahe, Nanshan District, Shenzhen, Guangdong Province

Party B: Xiaodong Wang (Transferee)

ID No.:

Address:

The Parties above are collectively referred to as the “Parties,” individually as a “Party.”

WHEREAS

(1)	Party A holds 20% equity interests in Beijing Perusal Technology Co., Ltd. (the “Company”), representing a capital contribution of RMB25,100 (the “Subject Equity”); and

(2)	Party A is willing to transfer to Party B, and Party B intends to accept the transfer of the Subject Equity.

Upon friendly consultation, the Parties agree as follows:

1.	Transfer of Target Equity

1.1	Party A agrees to transfer to Party B, and Party B agrees to accept the transfer of, 20% of the equity interests it holds in the Company, at a price of RMB258,380,000 (the “Transfer Price”).

1.2	Party B agrees to pay the Transfer Price to Party A in one lump sum within three months after this Agreement takes effect.

1.3

The Parties shall take all necessary actions and execute all necessary documents to complete the procedures for shareholder change registration, including but not limited to filing a change application to the AIC, amending the Company’s articles of association, and going through relevant change registration procedures.

1.4

The closing date of the equity transfer shall be the date on which the AIC change registration procedures are completed. As of the closing date Party A will cease to own, and Party B will become a shareholder of the Company and start to own, the Subject Equity and all rights and interests affiliated therewith, and Party B shall exercise its rights and fulfill its obligations and duties in accordance with the Company’s articles of association.

2.	Warranties

Party A warrants that the equity interests it intends to transfer to Party B are legally owned by Party A and Party A has full right of disposal on such equity. Party A further guarantees that the equity transferred is free of any mortgage, pledge or guarantee or any claims from any third party. otherwise all liabilities thus arising shall be borne by Party A.

3.	Expenses, Costs and Taxes

All costs and taxes incurred by the Parties in connection with the execution and performance of this Agreement shall be borne by the Parties respectively; all expenses relating to registration shall be borne by the Company.

4.	Liabilities for Breach

If either Party materially breaches any provision provided hereunder, the non-defaulting Party may terminate this Agreement and claim damages against the defaulting Party. This Article will not affect any other right entitled by either Party in accordance with the law.

5.	Governing Law and Dispute Resolution

5.1

The conclusion, validity, interpretation, performance, amendment and termination of this Agreement as well as the resolution of disputes hereunder shall be governed by the laws of the People’s Republic of China.

5.2

Any disputes arising from the interpretation and performance of the terms hereunder shall first be resolved by the Parties through consultation in good faith. In case of a failure to reach an agreement to resolve a dispute between the Parties within thirty (30) days after a Party makes the request of consultation in writing, either Party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be held in Beijing. The arbitral award shall be final and binding upon both Parties.

5.3

In the occurrence of any dispute arising as a result of interpretation and performance of this Agreement or during the process of arbitration, each Party shall continue to exercise its other rights and fulfill its other obligations hereunder.

6.	Miscellaneous

6.1

The Parties may amend and supplement this Agreement in writing. The agreements to amend and/or supplement this Agreement between the Parties constitute integral parts of this Agreement and shall have equal legal effect as this Agreement.

6.2

Should any one or more provisions hereunder be held invalid, void or unenforceable in any respect in accordance with any law or regulation, the validity, legality or enforceability of the other provisions hereof will not be affected or prejudiced in any respect. The Parties shall negotiate in faith to seek to replace such invalid, void or unenforceable provision(s) with valid one(s) to the maximum extent permissible by the law and closest to the expectations of the Parties, to accomplish an economic effect as similar as possible.

6.3

This Agreement shall be concluded as of the date on which both Parties affix their signatures and seals, and shall become effective as of the date on which the approval authority renders its approval till the date on which both Parties complete their respective obligations hereunder.

6.4

This Agreement is made in five counterparts, one for each Party, one retained by the Company and the other two shall be filed to relevant approval authority for record. All counterparts shall be equally binding.

[Remainder of the page intentionally left blank]

[Signature page of the Equity Transfer Agreement]

IN WITNESS WHEREOF, each party hereto has executed this Equity Transfer Agreement as of the date first written above.

Party A: Yazhu Zhang

Signature:	/s/ Yazhu Zhang

Party B: Xiaodong Wang

Signature:	/s/ Xiaodong Wang

12